February 24, 2023 Fourth Quarter and Full Year 2022 Earnings Presentation

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, projections and illustrations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. The illustrative examples and statements related to potential returns on our common stock included herein are forward-looking statements. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular those related to the COVID-19 pandemic, fluctuations in interest rates and credit spreads, and our ability to realize the benefits of actions taken or to be taken to reposition our balance sheet. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2021, and any subsequent Form 10-Q or other filings made with the SEC, under the caption “Risk Factors.” Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2

PORTFOLIO CREDIT QUALITY ▪ Defensively-positioned and broadly-diversified portfolio of 100% CRE loans (over 99% senior first mortgages) with weighted average stabilized LTV of 62.9%*. ▪ Weighted average portfolio risk rating of 2.5 as of December 31, 2022. ▪ Well positioned portfolio with approx. 85% risk ranked 3 and lower. ▪ Actively pursuing resolution options with respect to the four risk-rated “5” loans with carrying value of $208 million. PORTFOLIO ACTIVITY ▪ Successfully resolved a $114.1 million senior loan that was on non-accrual status. The resolution involved a coordinated sale of the collateral retail property and GPMT providing new ownership group with a new $77.3 million senior loan supported by fresh equity capital invested in the property by the new sponsor. As a result of these transactions, realized a loss of $(15.5) million, which had been reserved for through the allowance for credit losses. ▪ Opportunistically sold a $22 million senior loan collateralized by a mixed-use, office and retail property located in New York. As a result of this transaction, the Company incurred a loss on loan sale of approx. $(1.7) million. CAPITALIZATION & LIQUIDITY ▪ In Q4, closed on a new $100 million secured credit facility providing loan-level financing on a non-mark-to-market basis for performing and non-performing loans. The facility matures in December 2025. ▪ Increased the maximum borrowing capacity of the Centennial Bank financing facility by $50 million to $150 million. ▪ Redeemed for cash the $144 million of Convertible Notes that matured on December 1, 2022. ▪ Ended Q4 with $133.1 million in cash on hand, $5.7 million of restricted cash in CLOs available for reinvestment or repayment of CLO liabilities and a total debt-to-equity ratio of 2.3x. SUBSEQUENT EVENTS ▪ So far in Q1 2023, funded $11.9 million on existing loan commitments and received $6.5 million in loan amortization and paydowns. ▪ As of February 23rd, carried approximately $114 million in unrestricted cash. Company Business Update 3* See definition in the appendix.

FINANCIAL SUMMARY ▪ Q4 GAAP net (loss)* of $(9.9) million, or $(0.19) per basic share, inclusive of a $(16.5) million, or $(0.32) per basic share, provision for credit losses. ▪ Q4 Distributable (Loss)** of $(8.2) million, or $(0.16) per basic share, inclusive of $(17.2) million, or $(0.33) per basic share of realized losses. Pre-loss Distributable Earnings** of $9.0 million, or $0.17 per basic share. ▪ FY 2022 GAAP net (loss)* of $(55.3) million, or $(1.04) per basic share, inclusive of a $(69.3) million, or $(1.32) per basic share, provision for credit losses. ▪ FY 2022 Distributable Earnings** of $14.7 million, or $0.28 per basic share, inclusive of a $(27.3) million, or $(0.48) per basic share, of realized losses. Pre-loss Distributable Earnings** of $42.0 million, or $0.79 per basic share. ▪ Q4 Common stock dividend per share of $0.20; Series A preferred dividend per share of $0.4375. ▪ Book value per common share of $14.86, inclusive of $(1.65) CECL reserve; $0.95 of common dividends per share in 2022. PORTFOLIO ACTIVITY ▪ In Q4, funded $108.5 million in total UPB consisting of $31.2 million in prior commitments and a $77.3 million loan related to the non-accrual resolution. In 2022 closed on 11 new loans with total commitments of $466.8 million and funded $567.0 million(1) in total UPB, including prior commitments. ▪ In Q4, realized $362.4 million of loan repayments, principal paydowns, amortization and one loan sale, which consisted of approx. 47% office and 43% retail. In 2022 realized $1.0 billion of loan repayments, principal paydowns, amortization and two loan sales, which consisted of approx. 44% office, 24% multifamily, 16% retail and 13% hotel. PORTFOLIO OVERVIEW ▪ $3.6 billion in total commitments across 90 loan investments comprised of over 99% senior loans with a weighted average stabilized LTV of 62.9%† and a weighted average yield of 8.4%†; over 98% floating rate. ▪ Total CECL reserve of approx. $86.6 million, or 2.41% of total portfolio commitments. CAPITALIZATION & LIQUIDITY ▪ Issued approximately 3.6 million shares of Series A Preferred Stock, generating net proceeds of $87.5 million and further expanding our permanent capital base. ▪ Successfully refinanced two legacy funding vehicles, retiring inefficient and higher-cost liabilities and releasing approx. $180 million of capital at a favorable cost of funds. ▪ Repaid the remaining $150 million of borrowings under the senior secured term loan facilities. Fourth Quarter and Full Year 2022 Results 4 * Represents Net Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix. † See definition in the appendix.

SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $21.0 (Provision) for Credit Losses $(16.5) Loss on Loan Sale $(1.7) Operating Expenses $(9.0) Dividends on Preferred Stock $(3.7) GAAP Net (loss)* $(9.9) Basic Wtd. Avg. Common Shares 52,350,989 Diluted Wtd. Avg. Common Shares 52,350,989 Net (loss) Per Basic Share $(0.19) Net (loss) Per Diluted Share $(0.19) Common Dividend Per Share $0.20 Preferred Dividend Per Share $0.4375 Fourth Quarter 2022 Financial Summary 5* See definition in the appendix. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) Cash $133.1 Restricted Cash $7.0 Loans Held-for-Investment, net $3,267.8 Repurchase Facilities $1,015.6 Securitized (CLO) Debt $1,138.7 Secured Credit Facility $100.0 Asset-Specific Financing $44.9 Senior Unsecured Convertible Notes $130.9 Preferred Equity $205.7 Common Equity $777.8 Total Stockholders’ Equity $983.5 Common Shares Outstanding 52,350,989 Book Value Per Common Share $14.86

$15.24 $14.86 $0.23 $(0.32) $(0.08) $(0.20) $(0.01) $12.00 $13.00 $14.00 $15.00 $16.00 9/30/2022 Pre-Provision Earnings (Provision for) Credit Losses Series A Preferred Dividend Declaration Common Stock Dividend Declaration Equity Compensation 12/31/2022 Key Drivers of Fourth Quarter 2022 Earnings and Book Value Per Share • GAAP Net (Loss)* of $(9.9) million, or $(0.19) per basic share, inclusive of a $(16.5) million, or $(0.32) per basic share, provision for credit losses. • Distributable (Loss)** of $(8.2) million, or $(0.16) per basic share, inclusive of a $(15.5) million, or $(0.30) per basic share, write-off related to a loan resolution and $(1.7) million, or $(0.03) per basic share, loss on a loan sale. Pre-loss Distributable Earnings** of $9.0 million, or $0.17 per basic share. • Q4 2022 book value per common share of $14.86, inclusive of $(1.65) per common share total CECL reserve. 6 BO O K VA LU E WA L K † * Represents Net Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix. † See definition in the appendix..

$3,615 $3,362 $- $1,000 $2,000 $3,000 $4,000 9/30/2022 4Q 2022 Fundings 4Q 2022 Prepayments, Paydowns, Amortization & Loan Sale 12/31/2022 $ I n M il li o n s $109 PORTFOLIO ACTIVITY(3) Fourth Quarter 2022 Portfolio Activity 7* See definition in the appendix. PAYOFFS BY PROPERTY TYPE(4) $(362) $3,592 $230 Total maximum commitments Future funding commitments PAYOFFS BY GEOGRAPHY • Total funding activity of $109.3 million(2): – Funded $31.2 million of existing loan commitments and a $77.3 million loan related to the non-accrual resolution. • Realized repayments, paydowns, one loan sale and principal amortization of $362.4 million. West, 37.3% Southwest, 19.0% Northeast, 18.5% Midwest, 16.2% Southeast, 9.0% (2) Office, 47.0%Retail, 43.1% Multifamily, 5.9% Hotel, 4.0%

$3,797 $3,362 $- $1,000 $2,000 $3,000 $4,000 $5,000 12/31/2021 Portfolio 2022 Fundings 2022 Prepayments, Paydowns, Amortization & Loan Sales 12/31/2022 $ I n M il li o n s (1) 2022 Portfolio Activity 8 PORTFOLIO ACTIVITY(3) ORIGINATIONS BY PROPERTY TYPE(4) $567 $(1,002) $3,592 $230 Total maximum commitments Future funding commitments Office, 43.9% Multifamily, 23.9% Retail, 15.6% Hotel, 13.3% Industrial, 3.1% Mixed-Use, 0.2% PAYOFFS BY PROPERTY TYPE(4) Multifamily, 41.8% Industrial, 21.2% Retail, 18.4% Office, 10.0% Other, 8.6%

8.7% 55.3% 20.7% 8.0% 7.3% 1 2 3 4 5 Investment Portfolio as of December 31, 2022 9 PROPERTY TYPE(2) GEOGRAPHY STABILIZED LTV* RISK RATINGS * See definition in the appendix. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $3.4 billion Total Loan Commitments $3.6 billion Number of Investments 90 Average UPB ~$37.4 mil Weighted Average Yield* 8.4% Weighted Average Stabilized LTV* 62.9% Weighted Average Fully-Extended Remaining Term(5) 2.2 years High-quality, well-diversified portfolio comprised of over 99% senior loans with a weighted average stabilized LTV at origination of 62.9%*. Office, 41.3% Multifamily, 30.9% Hotel, 10.3% Retail, 9.3% Industrial, 5.6% Other, 2.6% Northeast, 25.5% Southeast, 21.2%Southwest, 20.7% Midwest, 16.7% West, 15.9% 28.0% 31.5% 19.7% 18.3% 2.5% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80%

14.2% 14.9% 34.2% 4.9% 18.8% 13.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Pre-2018 2018 2019 2020 2021 2022 % o f P o rt fo li o 1 -M o n th U .S . L IB O R / S O F R % of Floating Rate Loan Portfolio Wtd. Avg. LIBOR/SOFR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR/SOFR Floor 10 Sensitivity to Short-term Interest Rates QTR. NET INTEREST INCOME PER SHARE SENSITIVITY TO CHANGES IN 1-MO. U.S. LIBOR/SOFR AS OF DECEMBER 31, 2022(7) • Portfolio is over 98% floating rate with a weighted average LIBOR/SOFR floor of 0.99%, meaningfully below current level of short- term benchmark interest rates. • All LIBOR/SOFR floors are currently below the level of market rates. • Well positioned for further increases in short-term benchmark interest rates. WEIGHTED AVERAGE LIBOR/SOFR FLOOR BY LOAN VINTAGE (6) $0.02 $0.04 $0.05 $0.07 0.50% 1.00% 1.50% 2.00% Change in 1-Month U.S. LIBOR/SOFR (%)

Portfolio Developments and "Watch List" Loans

- In October, successfully resolved a $114.1 million senior loan that was on non-accrual status. The resolution involved a coordinated sale of the collateral retail property and GPMT providing new ownership group with a new $77.3 million senior loan supported by fresh equity capital invested in the property by the new sponsor. As a result of these transactions, GPMT realized a loss of $(15.5) million, which had been reserved for through the allowance for credit losses.
- Actively pursuing resolution options with respect to the four risk-rated "5" loans, which may include a foreclosure, deed-in-lieu, restructuring, a sale of the loan, or a sale of the property.
- Weighted average portfolio risk rating modestly decreased to 2.5 as of December 31, 2022.

	San Diego, CA Office(8)	Minneapolis, MN Office(9)	Louisville, KY Student Housing	Dallas, TX Office(10)	Phoenix, AZ Office(9)
Loan Structure	Senior floating-rate	Senior floating-rate	Senior floating-rate	Senior floating-rate	Senior floating-rate
Origination Date	October 2019	August 2019	August 2017	May 2017	May 2017
Collateral Property	340k square foot office building	409K square foot office building	271-unit student housing community	378k square foot office building	255K square foot office building
Total Commitment	$93 million	$93 million	$45 million	$35 million	$30 million
Current UPB	$93 million	$93 million	$45 million	$32 million	$30 million
Cash Coupon*	L +3.2%	L + 2.8%	L + 4.4%	L + 5.4%	S + 4.5%
Risk Rating	5	5	4	5	5

* See definition in the appendix.

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CLOs Repurchase Facilities Senior Convertible Notes Other Non-MTM Asset Specific Diversified Capital Sources 12* See definition in the appendix. FINANCING SUMMARY AS OF DECEMBER 31, 2022 ($ IN MILLIONS) Total Capacity Outstanding Balance(11) Wtd. Avg Coupon* Advance Rate Non- MTM* Repurchase Facilities(12) $1,871 $969 L+/S + 2.32% 70.3% Non–MTM* Repurchase Facility(13) $200 $46 S + 5.00% 43.2% Secured Credit Facility $100 $100 S + 6.50% 53.5% CLO-2 (GPMT 2019-FL2) $99 L + 2.74% 36.7% CLO-3 (GPMT 2021-FL3) (14) $540 L + 1.73% 79.7% CLO-4 (GPMT 2021-FL4) $503 L + 1.68% 80.9% Asset-Specific Financing $150 $45 L + 1.70% 77.5% Convertible Notes due Oct. 2023 $132 6.38% — Total Borrowings $2,434 Stockholders’ Equity $984 FUNDING MIX(15) WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE LEVERAGE* 1.2x 2.3x 0.0x 1.0x 2.0x 3.0x 12/31/2022 Recourse Leverage Total Leverage ~60% Non–MTM*

Endnotes

Endnotes 14 1) Includes fundings of prior loan commitments of $137.2 million, one loan upsizing of $6.2 million and capitalized deferred interest of $2.4 million. 2) Includes fundings of prior loan commitments of $31.2 million and capitalized deferred interest of $0.8 million. 3) Data based on principal balance of investments. Due to rounding, individual figures may not add up to the totals presented. 4) Mixed-use properties represented based on allocated loan amounts. 5) Max remaining term assumes all extension options are exercised and excludes two loans that have passed its maturity date and are not eligible for extension, if applicable. 6) Reflects changes to LIBOR/SOFR floors arising from loan modifications in prior period. 7) Represents estimated change in net interest income for theoretical (+) 50 basis points parallel shifts in 1-month U.S. LIBOR/SOFR, as of 12/31/2022, spot LIBOR and SOFR was 4.39% and 4.36%, respectively. All projected changes in quarterly net interest income are measured as the change from our projected quarterly net interest income based off of current performance returns on portfolio as it existed on December 31, 2022. Actual results of changes in annualized net interest income may differ from the information presented in the sensitivity graph due to differences between the dates of actual interest rate resets in our loan investments and our floating rate interest-bearing liabilities, and the dates as of which the analysis was performed. 8) Loan was placed on nonaccrual status as of June 2022. 9) Loan was placed on nonaccrual status as of September 2022. 10) Loan was placed on nonaccrual status as of December 2022. 11) Outstanding principal balance, excludes deferred debt issuance costs. 12) Includes all repurchase facilities. Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Goldman Sachs facility from $250 million to $350 million. 13) Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Centennial facility from $150 million to $200 million. 14) GPMT 2021-FL3 $5.6 million of restricted cash. 15) Other non-MTM includes non-mark-to-market repurchase facility and secured credit facility.

Appendix

Summary of Investment Portfolio 16 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination* Original Term (Years)* Initial LTV* Stabilized LTV* Senior Loans* $3,577.8 $3,348.2 $3,254.6 L +/S + 3.61% L +/S + 4.05% 3.1 66.5% 63.0% Subordinated Loans $13.8 $13.8 $13.2 8.00% 8.11% 10.0 41.4% 36.2% Total Weighted/Average** $3,591.6 $3,362.0 $3,267.8 L +/S + 3. 61% L +/S + 4.05% 3.1 66.4% 62.9% * See definition in this appendix. ** Due to rounding figures may not result in the totals presented.

Investment Portfolio Detail

($ IN MILLIONS)	Type*	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon*	All-in Yield at Origination*	Original Term (Years)*	State	Property Type	Initial LTV*	Stabilized LTV*
Asset 1	Senior	12/19	$111.1	$108.9	$108.7	L + 2.75%	L + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 2	Senior	12/18	96.4	87.9	87.6	L + 3.75%	L + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 3	Senior	08/19	93.1	93.1	93.2	L + 2.80%	L + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 4	Senior	10/19	92.6	92.6	92.6	L + 3.24%	L + 3.86%	3.0	CA	Office	63.9%	61.1%
Asset 5	Senior	07/19	89.8	79.6	79.3	L + 3.69%	L + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 6	Senior	10/19	87.8	86.5	86.3	L + 2.55%	L + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 7	Senior	12/15	82.0	82.0	82.0	L + 4.15%	L + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 8	Senior	01/20	81.8	72.2	72.2	L + 3.25%	L + 3.93%	3.0	CO	Industrial	47.2%	47.5%
Asset 9	Senior	06/19	81.7	81.4	81.4	L + 2.69%	L + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 10	Senior	10/22	77.3	77.3	77.3	S + 4.50%	S + 4.61%	2.0	CA	Retail	47.7%	36.6%
Asset 11	Senior	10/19	76.9	76.9	76.9	L + 3.36%	L + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 12	Senior	12/16	67.8	65.8	65.8	S + 5.15%	S + 4.87%	4.0	FL	Office	73.3%	63.2%
Asset 13	Senior	12/19	63.7	60.5	60.2	S + 3.50%	S + 3.28%	3.0	NY	Office	68.8%	59.3%
Asset 14	Senior	07/21	63.3	62.9	62.5	L + 3.00%	L + 3.39%	3.0	LA	Multifamily	68.8%	68.6%
Asset 15	Senior	12/18	60.1	58.3	58.1	L + 2.90%	L + 3.44%	3.0	TX	Office	68.5%	66.7%
Assets 16-90	Various	Various	$2,366.2	$2,176.1	$2,166.0	L +/S + 3.74%	L +/S + 4.17%	3.2	Various	Various	67.8%	63.3%
Allowance for Credit Losses					$(82.3)							
Total/Weighted Average**			**$3,591.6**	**$3,362.0**	**$3,267.8**	**L +/S + 3.61%**	**L +/S + 4.05%**	**3.1**			**66.4%**	**62.9%**

* See definition in this appendix.
** Due to rounding figures may not result in the totals presented.

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Average Balances and Yields/Cost of Funds 18 Quarter Ended December 31, 2022 ($ IN THOUSANDS) Average Balance** Interest Income/Expense† Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans* $3,419,899 $59,721 7.0% Subordinated loans 13,791 304 8.8% Other — 1,394 —% Total interest income/net asset yield $3,433,690 $61,419 7.2% Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans* $2,311,657 $36,469 6.3% Subordinated loans 8,277 142 6.9% Other: Convertible senior notes 226,131 3,824 6.8% Total interest expense/cost of funds $2,546,065 $40,435 6.4% Net interest income/spread $20,984 0.8% * See definition in this appendix. ** Average balance represents average amortized cost on loans held-for-investment. † Includes amortization of deferred debt issuance costs.

Consolidated Balance Sheets 19 GRANITE POINT MORTGAGE TRUST INC. CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) December 31, 2022 December 31, 2021 ASSETS (unaudited) Loans held-for-investment $ 3,350,150 $ 3,782,205 Allowance for credit losses (82,335) (40,897) Loans held-for-investment, net 3,267,815 3,741,308 Cash and cash equivalents 133,132 191,931 Restricted cash 7,033 12,362 Accrued interest receivable 13,413 10,716 Other assets 32,708 32,201 Total Assets $ 3,454,101 $ 3,988,518 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 1,015,566 $ 677,285 Securitized debt obligations 1,138,749 1,677,619 Asset-specific financings 44,913 43,622 Secured financing facility 100,000 — Term financing facility — 127,145 Convertible senior notes 130,918 272,942 Senior Secured term loan facilities — 139,880 Dividends payable 14,318 14,406 Other liabilities 24,967 21,436 Total Liabilities 2,469,431 2,974,335 Commitments and Contingencies 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 issued and outstanding ($1,000,000 liquidation preference) 1,000 1,000 Stockholders’ Equity 7.00% Series A cumulative redeemable preferred stock, par value $.01 per share; 8,280,000 shares authorized and 8,229,500 and 4,596,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 46 Common stock, par value $0.01 per share; 450,000,000 shares authorized and 52,350,989 and 53,789,465 shares issued and outstanding, respectively 524 538 Additional paid-in capital 1,202,315 1,125,241 Cumulative earnings 130,693 171,518 Cumulative distributions to stockholders (350,069) (284,285) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 983,545 1,013,058 Non-controlling interests 125 125 Total Equity $ 983,670 $ 1,013,183 Total Liabilities and Stockholders’ Equity $ 3,454,101 $ 3,988,518

Consolidated Statements of Comprehensive Income (Loss) 20 GRANITE POINT MORTGAGE TRUST INC. CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (in thousands, except share data) Three Months Ended December 31, Year Ended December 31, 2022 2021 2022 2021 Interest income: (unaudited) (unaudited) Loans held-for-investment $ 60,025 $ 46,241 $ 208,500 $ 197,942 Cash and cash equivalents 1,394 48 2,354 346 Total interest income 61,419 46,289 210,854 198,288 Interest expense: Repurchase facilities 18,966 5,524 49,452 25,973 Secured credit facility 383 — 383 — Securitized debt obligations 16,639 9,403 51,631 29,926 Convertible senior notes 3,824 4,549 17,527 18,167 Term financing facility — 1,377 1,713 7,585 Asset-specific financings 623 282 1,669 2,241 Senior secured term loan facilities — 5,101 3,754 21,688 Total Interest Expense 40,435 26,236 126,129 105,580 Net interest income 20,984 20,053 84,725 92,708 Other (loss) income: (Provision for) Benefit from credit losses (16,508) 4,955 (69,265) 20,027 Loss on extinguishment of debt — (8,919) (18,823) (8,919) Realized losses on loan sale (1,702) — (1,702) — Fee income — — 954 — Total other (loss) income (18,210) (3,964) (88,836) 11,108 Expenses: Compensation and benefits 3,686 5,354 20,225 21,464 Servicing expenses 1,421 1.410 5,718 5,173 Other operating expenses 3,887 1,666 10,754 8,634 Total expenses 8,994 8,430 36,697 35,271 (Loss) income before income taxes (6,220) 7,659 (40,808) 68,545 Provision for (benefit from) income taxes 6 196 17 192 Net (loss) income (6,226) 7,463 (40,825) 68,353 Dividends on preferred stock 3,626 718 14,502 793 Net (loss) income attributable to common stockholders $ (9,852) $ 6,745 $ (55,327) $ 67,560 Basic (loss) earnings per weighted average common share $ (0.19) $ 0.13 $ (1.04) $ 1.24 Diluted (loss) earnings per weighted average common share $ (0.19) $ 0.12 $ (1.04) $ 1.23 Dividends declared per common share $ 0.20 $ 0.25 $ 0.95 $ 1.00 Weighted average number of shares of common stock outstanding: Basic 52,350,989 53,789,465 53,011,806 54,593,499 Diluted 52,350,989 54,274,949 53,011,806 54,929,070 Comprehensive (loss) income: Comprehensive (loss) income $ (9,852) $ 6,745 $ (55,327) $ 67,560

Reconciliation of GAAP Net (Loss) Income to Distributable Earnings* 21 ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 GAAP Net (loss) Income* $6.7 $1.0 $(17.4) $(29.1) $(9.9) Adjustments: Provision (Benefit from) for Credit Losses $(5.0) $3.7 $13.6 $35.4 $16.5 Loss on Extinguishment of Debt $8.9 $5.8 $13.0 $- $- Loss on Loan Sale $- $- $- $- $1.7 Non-Cash Equity Compensation $2.0 $2.2 $1.9 $2.4 $0.6 Recovery of Amounts Previously Written off $- $- $0.5 $- $- Distributable Earnings* Pre-loss and Write-off $12.7 $12.7 $11.7 $8.7 $9.0 Loan Write-off $- $(10.1) $- $- $(15.5) Loss on Loan Sale $- $- $- $- $(1.7) Distributable Earnings (loss)* $12.7 $2.6 $11.7 $8.7 $(8.2) Basic Wtd. Avg. Common Shares 53,789,465 53,857,051 53,512,005 52,350,989 52,350,989 Diluted Wtd. Avg. Common Shares 54,299,754 53,961,497 53,512,005 52,350,989 52,350,989 Distributable Earnings* Per Basic Share Pre-loss and Loan Write-off $0.24 $0.24 $0.22 $0.17 $0.17 Distributable Earnings* Per Basic Share $0.24 $0.05 $0.22 $0.17 $(0.16) * See definition in this appendix.

($ in thousands) At 12/31/21 At 3/31/22 At 6/30/22 At 9/30/22 At 12/31/22 ASSETS Loans and securities $3,782,205 $3,784,624 $3,877,294 $3,603,016 $3,350,150 Allowance for credit losses $(40,897) $(34,154) $(47,280) $(82,611) $(82,335) Carrying Value $3,741,308 $3,750,470 $3,830,014 $3,520,405 $3,267,815 LIABILITIES Other liabilities impact* $1,517 $1,841 $2,854 $2,964 $4,249 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(42,414) $(35,995) $(50,134) $(85,576) $(86,584) Financial Statements Impact of CECL Reserves 22 • Total allowance for credit losses of $86.6 million, of which $4.2 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) Q4 2022 Change in provision for credit losses: Loans held-for-investments $(15,223) Other liabilities* $(1,285) Total provision for credit losses $(16,508) * Represents estimated allowance for credit losses on unfunded loan commitments.

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2021, and for all subsequent reporting periods ending on or after December 31, 2021, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings is considered a key indicator of our ability to generate sufficient income to pay our common dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall run-rate operating performance of our business. ▪ We use Distributable Earnings to evaluate our performance, excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net income attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 23

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the quarter ended December 31, 2022, we recorded provision for credit losses of $(16.5) million, of which $(16.5) million has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced above. Pursuant to our existing policy for reporting Distributable Earnings referenced above, during the quarter ended December 31, 2022, we recorded $(15.5) million in write-offs, which we included in Distributable Earnings because we did not collect all amounts due at the time the loan was resolved. ▪ Distributable Earnings does not represent net income or cash flow from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (cont’d) 24

Other Definitions 25 Weighted Average Yield ▪ Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Calculations of all-in weighted average yield at origination exclude fixed rate loans. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Net Income Attributable to Common Stockholders ▪ GAAP net (loss) income attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Non—MTM ▪ Non-Mark-to-Market. Original Term (Years) ▪ The initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Pre-Provision, Pre-Loss Earnings ▪ Net interest income, less operating expenses and provision for income taxes. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans.

Other Definitions (cont’d) 26 Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Total Leverage ▪ Borrowings outstanding on repurchase facilities, securitized debt obligations, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity. Wtd. Avg Coupon ▪ Does not include fees and other transaction related expenses.

Company Information 27 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Marcin Urbaszek Chief Financial Officer 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com Credit Suisse Douglas Harter (212) 538-5983 JMP Securities Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 Analyst Coverage:* * No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst.